NEW YORK PREFERRED ADVISOR

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

Variable Account K

OF

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

SUPPLEMENT DATED MARCH 25, 2003

TO

PROSPECTUS DATED MAY 1, 1997

Merger of Advisers and Sub-advisers

On or about April 1, 2003, Liberty Advisory Services Corp., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised or sub-advised various fund in the Liberty and Stein Roe families of funds, some of which are underlying Portfolios for the Sub-accounts available under your Certificate. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the following underlying Portfolios for your Certificate: Colonial International Fund for Growth, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Liberty Value Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Liberty Federal Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; and Stein Roe Small Company Growth Fund, Variable Series.

In addition, immediately prior to the mergers described above and also on or about April 1, 2003, Newport Fund Management, Inc. ("NFMI"), a subsidiary of NPMI and a registered investment adviser that sub-advised the Newport Tiger Fund, Variable Series, merged into NPMI. As a result of NPMI's merger into Columbia, Columbia is now the adviser to that fund.

All of the merged companies were direct or indirect subsidiaries of CMG, which in turn is a subsidiary of Fleet National Bank.

Sub-account Name Changes

Effective April 7, 2003, the following Sub-accounts are changing their names, to reflect a change in the name of the underlying Portfolios:

Old Name	New Name

Colonial International Fund for Growth	Columbia International Fund

Colonial U.S. Growth & Income Fund	Liberty Growth & Income Fund

Stein Roe Balanced Fund	Liberty Asset Allocation Fund

Stein Roe Money Market Fund	Liberty Money Market Fund

Effective April 14, 2003, the following Sub-account will change its name, to reflect a change in the name of the underlying Portfolio:

Old Name	New Name

Stein Roe Small Company Growth Fund	Liberty Small Company Growth Fund

Merger of Underlying Portfolios

At a shareholders meeting held on February 19, 2003, the merger of each Target Portfolio listed below into corresponding Surviving Portfolio were approved. The mergers are scheduled to occur on or about April 7, 2003. When the mergers occur, your Certificate Value allocated to the Sub-account investing in the Target Portfolio will be restated in terms of the units and unit values for the Sub-account investing in the Surviving Portfolio, and subsequent performance will reflect the performance of the Surviving Portfolio.

Target Portfolio	Surviving Portfolio

Liberty Value Fund, Variable Series	Liberty Growth & Income Fund, Variable Series

Stein Roe Global Utilities Fund, Variable Series	Columbia International Fund, Variable Series

LLPA.SUP	03/03